UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 487-9500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Notes

The information in this report provided under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2010, Vital Images, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three months and year ended December 31, 2009.  A webcast relating to the press release was held on February 18, 2010, as announced, and is broadly accessible to the public. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 8 - Other Events

Item 8.01 Other Events.

Included in the February 17, 2010, press release, the Company also announced its plans for a cash tender offer for employee stock options.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K but shall not be deemed to be filed:

99.1                        Press release of Vital Images, Inc. dated February 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images, Inc.

Date: February 18, 2010.

	By	/s/ Peter J. Goepfrich
Peter J. Goepfrich
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

99.1                        Press release of Vital Images, Inc. dated February 17, 2010.